SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     August 15, 2002

WFN Credit Company, LLC

World Financial Network Credit Card Master Trust

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-60418, 333-60418-01	31-1772814
(Commission File Number)	(I.R.S. Employer Identification No.)

220 West Schrock Road, Westerville, Ohio	43801
(Address of Principal Executive Offices)	(Zip Code)

(614) 729-5044

(Registrant’s Telephone Number, Including Area Code)

NoChange

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

None

Item 7. Financial Statements and Exhibits.

                (c)  Exhibits.

Exhibit No.	Document Description
20	Monthly Servicing Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC
(Co-Registrant)

Dated: August 15, 2002	Signed by:

	Daniel T. Groomes	/s/ Daniel T. Groomes
President

WORLD FINANCIAL NETWORK CREDIT CARD MASTER TRUST
(Co-Registrant)

By: WORLD FINANCIAL NETWORK NATIONAL BANK,
as Servicer

Dated: August 15, 2002	Signed by:

	Daniel T. Groomes	/s/ Daniel T. Groomes
President

INDEX TO EXHIBITS

Exhibit No.Document	Description.	Sequential Page No

20	Monthly Servicing Certificate	4